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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 17, 2003


                           First Franklin Corporation
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             (Exact name of registrant as specified in its charter)


            Delaware                       0-16362              31-1221029
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  (State or other jurisdiction           (Commission           (IRS Employer
        of incorporation)                File Number)        Identification No.)


                   4750 Ashwood Drive, Cincinnati, Ohio 45241
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (513) 469-5352


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          (Former name or former address, if changed since last report)
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                                    FORM 8-K

Item 7.  Financial Statements and Exhibits.
         (a) and (b).  Not applicable.

         (c)      Exhibits.

                  See Index to Exhibits.

Item 9.  Regulation FD Disclosure.

      The following information is being furnished under Item 12 of Form 8-K, "Disclosure of Results of Operations and Financial Condition":

      On April 17, 2003, First Franklin Corporation issued a press release regarding its earnings for the first quarter of 2003. The press release is attached as Exhibit 99 hereto and incorporated herein by reference.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      FIRST FRANKLIN CORPORATION



                                      By: /s/ Daniel T. Voelpel
                                          --------------------------------------
                                          Daniel T. Voelpel
                                          Vice President and Chief Financial
                                          Officer


Date: April 23, 2003
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                                INDEX TO EXHIBITS

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Exhibit Number                                 Description
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
     99             Press Release of First Franklin Corporation dated April 17, 2003
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